UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

Dreyfus Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	02/28
Date of reporting period:	02/28/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Municipal Bond

Infrastructure Fund, Inc.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Cash Flows
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Additional Information
39	Important Tax Information
40	Board Members Information
43	Officers of the Fund
49	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Bond
Infrastructure Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Infrastructure Fund, Inc., covering the 12-month period from March 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds fared well over the reporting period when supply-and-demand dynamics proved favorable and long-term interest rates declined unexpectedly in the midst of a sustained economic recovery. Municipal bond yields were driven downward and prices higher by robust demand for a relatively limited supply of securities, particularly from investors seeking relatively safe havens in the midst of disappointing global growth and intensifying geopolitical conflicts. Improving credit conditions for many municipal issuers also supported the market’s performance.

In light of recent employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for municipal bonds over the remainder of 2015. The U.S. economy seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, stronger economic growth could create risks for fixed-income markets, including the possibility of higher short-term interest rates from the Federal Reserve Board. That’s why we urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2014, through February 28, 2015, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended February 28, 2015, Dreyfus Municipal Bond Infrastructure Fund achieved a total return of 18.66% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.7500 per share, which reflects a distribution rate of 5.86%.2

Municipal bonds generally rallied over the reporting period as long-term interest rates fell and supply-and-demand dynamics remained favorable. Lower rated securities particularly benefited from robust demand for income-oriented investments in a low interest-rate environment.The fund added value through a long average duration, an emphasis on higher yielding securities, and its leveraging strategy.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital.The fund’s portfolio is composed principally of investments that finance the development, support, or improvement of America’s infrastructure.

The fund pursues its investment objective normally by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in investment grade municipal bonds, meaning that up to 50% of Managed Assets can be invested in below investment grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors.We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund employs leverage by issuing preferred stock and participating in tender option bond programs. The use of leverage can magnify gain and loss potential depending on market conditions.

Falling Long-Term Rates Supported Municipal Bond Prices

Long-term interest rates fell over much of the reporting period, defying expectations that stronger economic growth would drive bond yields higher. Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to U.S. Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on yields of U.S. fixed-income securities, including municipal bonds. February 2015 was a notable exception to this trend, as longer-term interest rates climbed when stronger-than-expected employment data sparked concerns that short-term interest rates might rise sooner than previously forecast.

Municipal bonds also benefited from favorable supply-and-demand dynamics amid robust demand from individual investors for competitive levels of tax-exempt income. Strong demand for income-oriented investments helped lower rated municipal bonds outperform their investment-grade counterparts over the reporting period. Meanwhile, despite greater-than-expected issuance volumes over the first two months of 2015, the supply of newly issued municipal securities generally remained stable for the reporting period overall.

The economic rebound resulted in better underlying credit conditions for most states and municipalities with the notable-but-isolated exceptions of Puerto Rico and Detroit.Tax revenues have climbed beyond pre-recession levels for most state and local governments, enabling them to achieve balanced budgets and replenish reserves.

Duration and Security Selection Strategies Boosted Returns

A relatively long average duration and a focus on longer maturities during the reporting period enabled the fund to capture more of the benefits of falling long-term interest rates and narrowing yield differences along the market’s maturity spectrum. Our security selection strategy also proved effective, particularly among securities rated below investment grade.The fund achieved especially strong results from high yield municipal bonds backed by revenues from industrial business dis-

tricts, airlines, charter schools, and the states’ settlement of litigation with U.S. tobacco companies. The fund also benefited from its leveraging strategy, which magnified the gains posted by its holdings.

Although the fund had a net reduction in its position in Puerto Rico bonds during the reporting period, earlier exposure weighed on performance to a degree.

The fund employed tender option bonds and variable municipal term preferred shares, forms of derivative instruments, to help boost its yield and manage its duration strategy during the reporting period.

Maintaining a Constructive Investment Posture

We remain optimistic regarding the prospects for infrastructure-related municipal bonds.The U.S. economic recovery has proven persistent, and credit conditions generally have continued to strengthen.We have become more cautious regarding supply-and demand dynamics: investor demand has remained robust, but the supply of newly issued municipal bonds recently began to increase, and the need to borrow for infrastructure maintenance and development is expected to intensify.

As of the reporting period’s end, we have maintained the fund’s constructive investment posture, including a relatively long average duration and an emphasis on higher yielding market sectors. However, we are prepared to adjust our strategies as economic and market conditions evolve.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.
3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

The Fund 5

SELECTED INFORMATION
February 28, 2015 (Unaudited)

Market Price per share February 28, 2015	$ 12.80
Shares Outstanding February 28, 2015	18,381,981
New York Stock Exchange Ticker Symbol	DMB

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended February 28, 2015
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	May 31, 2014	August 31, 2014	November 30, 2014	February 28, 2015
High	$ 12.07	$ 12.06	$ 12.34	$ 13.10
Low	11.04	11.39	11.65	11.95
Close	12.03	11.92	11.95	12.80

PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 26, 2013 (commencement of operations)
through February 28, 2015	(4.82)%
March 1, 2014 through February 28, 2015	20.69
June 1, 2014 through February 28, 2015	11.45
September 1, 2014 through February 28, 2015	10.69
December 1, 2014 through February 28, 2015	8.70

NET ASSET VALUE PER SHARE
April 26, 2013 (commencement of operations)	$ 14.295
February 28, 2014	12.42
May 31, 2014	13.32
August 31, 2014	13.49
November 30, 2014	13.62
February 28, 2015	13.85

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 26, 2013 (commencement of operations)
through February 28, 2015	8.03%
March 1, 2014 through February 28, 2015	18.66
June 1, 2014 through February 28, 2015	8.87
September 1, 2014 through February 28, 2015	5.79
December 1, 2014 through February 28, 2015	3.16

† With dividends reinvested.

STATEMENT OF INVESTMENTS
February 28, 2015

Long-Term Municipal	Coupon	Maturity	Principal
Investments—142.4%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.8%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	1/1/26	2,500,000		3,055,175
Jefferson County,
Sewer Revenue Warrants	0/7.90	10/1/50	2,500,000	[a]	1,592,325
Arizona—6.1%
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	5,585,000		5,044,819
Pima County Industrial Development
Authority, Education Revenue
(Arizona Charter Schools
Refunding Project)	5.38	7/1/31	4,450,000		4,685,850
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	5,000,000		5,783,150
California—10.9%
California Statewide Communities
Development Authority, Revenue
(California Baptist University)	6.38	11/1/43	2,035,000		2,328,325
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	8,000,000		6,878,960
Long Beach Bond Finance Authority,
Natural Gas Purchase Revenue	5.50	11/15/37	5,000,000		6,180,650
Riverside County Transportation
Commission, Senior Lien
Toll Revenue	5.75	6/1/44	3,250,000	[b]	3,767,952
San Buenaventura,
Revenue (Community Memorial
Health System)	7.50	12/1/41	2,500,000		3,074,400
University of California Regents,
Medical Center Pooled Revenue	5.00	5/15/43	5,000,000		5,637,800
Colorado—3.3%
City and County of Denver,
Airport System
Subordinate Revenue	5.25	11/15/43	5,000,000	[b]	5,612,250

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Colorado Health Facilities
Authority, Revenue (Sisters of
Charity of Leavenworth
Health System)	5.00	1/1/44	2,500,000		2,817,475
District of Columbia—.8%
District of Columbia,
Revenue (Knowledge is Power
Program, District of
Columbia Issue)	6.00	7/1/43	1,700,000		1,992,400
Florida—3.8%
Broward County,
Airport System Revenue	5.00	10/1/42	3,750,000	[b]	4,169,737
Davie,
Educational Facilities
Revenue (Nova Southeastern
University Project)	5.63	4/1/43	4,805,000		5,464,726
Illinois—4.0%
Chicago,
Customer Facility Charge
Senior Lien Revenue (Chicago
O’Hare International Airport)	5.75	1/1/43	3,750,000	[b]	4,222,837
Chicago,
GO (Project and Refunding Series)	5.00	1/1/36	3,000,000		3,059,970
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue
(University of Illinois)	5.00	4/1/44	2,500,000		2,802,275
Indiana—6.9%
Indiana Finance Authority,
HR (The King’s Daughters’
Hospital and Health Services)	5.50	8/15/40	7,425,000		8,190,963
Indiana Finance Authority,
Private Activity Bonds (Ohio
River Bridges East End
Crossing Project)	5.00	7/1/40	5,000,000	[b]	5,392,000
Indiana Finance Authority,
Revenue (Baptist Homes of
Indiana Senior Living)	6.00	11/15/41	3,500,000		3,984,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa—4.2%
Iowa Finance Authority,
Midwestern Disaster Area
Revenue (Alcoa Inc. Project)	4.75	8/1/42	3,000,000		3,139,350
Iowa Finance Authority,
Midwestern Disaster Area
Revenue (Iowa Fertilizer
Company Project)	5.25	12/1/25	7,000,000		7,668,010
Kentucky—1.1%
Louisville/Jefferson County Metro
Government, Health System
Revenue (Norton Healthcare, Inc.)	5.75	10/1/42	2,370,000		2,742,754
Louisiana—3.1%
Louisiana Public Facilities
Authority, Dock and
Wharf Revenue (Impala
Warehousing LLC Project)	6.50	7/1/36	2,000,000	[b,c]	2,254,360
New Orleans,
Sewerage Service Revenue	5.00	6/1/44	2,000,000		2,228,760
New Orleans,
Water Revenue	5.00	12/1/34	1,000,000		1,123,070
New Orleans,
Water Revenue	5.00	12/1/44	2,000,000		2,232,120
Massachusetts—4.1%
Massachusetts Development Finance
Agency, Revenue (North Hill
Communities Issue)	6.50	11/15/43	2,000,000	[c]	2,151,140
Massachusetts Port Authority,
Special Facilities Revenue
(Delta Air Lines, Inc.
Project) (Insured; AMBAC)	5.00	1/1/27	8,210,000	[b]	8,211,642
Michigan—9.8%
Detroit,
Water Supply System Senior
Lien Revenue	5.25	7/1/41	2,250,000		2,400,908
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	5,750,000		5,803,130

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Finance Authority,
HR (Trinity Health Credit Group)	5.00	12/1/39	5,000,000		5,617,400
Michigan Finance Authority,
Local Government Loan Program
Revenue (Detroit Water and
Sewerage Department, Sewage
Disposal System Revenue Senior
Lien Local Project Bonds)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/30	1,500,000		1,689,405
Michigan Finance Authority,
Local Government
Loan Program Revenue
(Detroit Water and Sewerage
Department, Water Supply
System Revenue Senior
Lien Local Project Bonds)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/36	2,250,000		2,466,158
Michigan Tobacco Settlement
Finance Authority,
Tobacco Settlement
Asset-Backed Bonds	6.00	6/1/34	5,000,000		4,433,950
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport) (Insured;
Build America Mutual
Assurance Company)	5.00	12/1/39	2,250,000	[b]	2,566,868
Missouri—2.3%
Missouri Health and Educational
Facilities Authority,
Educational Facilities
Revenue (Saint Louis
College of Pharmacy)	5.50	5/1/43	2,000,000		2,216,200
Saint Louis County Industrial
Development Authority,
Senior Living Facilities
Revenue (Friendship
Village Sunset Hills)	5.00	9/1/42	3,500,000		3,723,965

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—4.8%
New Jersey Economic Development
Authority, Private Activity
Revenue (The Goethals Bridge
Replacement Project)	5.38	1/1/43	2,500,000		2,785,350
New Jersey Economic Development
Authority, Special Facility Revenue
(Continental Airlines, Inc. Project)	5.13	9/15/23	2,500,000	[b]	2,734,475
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	5.25	9/15/29	4,500,000	[b]	4,930,695
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	2,330,000		1,821,874
New York—17.8%
Deutsche Bank Spears/Lifers Trust
(Series DBE-1177) Recourse
(Metropolitan Transportation
Authority, Transportation Revenue)	5.00	11/15/38	15,000,000	[b,c,d]	16,948,200
New York City Industrial
Development Agency, PILOT
Revenue (Queens Baseball
Stadium Project)
(Insured; AMBAC)	5.00	1/1/36	8,000,000		8,257,040
New York Liberty Development
Corporation, Revenue (3 World
Trade Center Project)	5.00	11/15/44	3,500,000	[c]	3,692,675
New York State Dormitory
Authority, Revenue (Saint
John’s University)	5.00	7/1/44	2,000,000		2,250,820
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.00	3/15/32	5,000,000		5,811,000
Niagara Area Development
Corporation, Solid Waste
Disposal Facility Revenue
(Covanta Energy Project)	5.25	11/1/42	7,870,000	[c]	8,193,536

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio—6.5%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	6.25	6/1/37	7,000,000		6,171,900
Muskingum County,
Hospital Facilities Revenue
(Genesis HealthCare System
Obligated Group Project)	5.00	2/15/44	7,000,000		7,255,780
Southeastern Ohio Port Authority,
Hospital Facilities Improvement
Revenue (Memorial Health System
Obligated Group Project)	6.00	12/1/42	3,000,000		3,208,650
Pennsylvania—10.8%
Clairton Municipal Authority,
Sewer Revenue	5.00	12/1/37	4,000,000		4,325,360
Clairton Municipal Authority,
Sewer Revenue	5.00	12/1/42	1,500,000		1,617,825
Deutsche Bank Spears/Lifers Trust
(Series DBE-1179) Recourse
(Pennsylvania Turnpike
Commission, Motor License
Fund-Enhanced Turnpike
Subordinate Special Revenue)	5.00	12/1/42	13,000,000	[b,c,d]	14,567,800
Montgomery County Industrial
Development Authority, Revenue
(Whitemarsh Continuing Care
Retirement Community Project)	5.25	1/1/40	1,500,000		1,524,690
Pennsylvania Turnpike Commission,
Motor License Fund-Enhanced
Turnpike Subordinate Special
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	12/1/42	5,000,000	[b]	5,530,650
South Carolina—2.9%
South Carolina Jobs-Economic
Development Authority, Health
Facilities Revenue (The
Lutheran Homes of
South Carolina, Inc.)	5.13	5/1/48	1,750,000		1,806,612

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina (continued)
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.13	12/1/43	5,000,000		5,661,900
Texas—16.2%
Austin Convention Enterprises, Inc.,
Convention Center Hotel
First Tier Revenue
(Insured; XLCA)	5.00	1/1/34	5,000,000		5,089,550
Clifton Higher Education
Finance Corporation,
Education Revenue
(IDEA Public Schools)	6.00	8/15/43	1,500,000		1,811,130
Clifton Higher Education Finance
Corporation, Revenue
(Uplift Education)	4.25	12/1/34	2,000,000		1,999,880
Deutsche Bank Spears/Lifers Trust
(Series DBE-1182) Recourse
(Dallas and Fort Worth, Joint
Improvement Revenue
(Dallas/Fort Worth
International Airport))	5.00	11/1/45	15,000,000	[b,c,d]	16,328,850
JPMorgan Chase Putters/Drivers
Trust (Series 4314)
Non-recourse (Tarrant County
Cultural Education Facilities
Finance Corporation,
HR (Baylor Health Care
System Project))	5.00	11/15/20	7,410,000	[c,d]	8,298,452
North Texas Education Finance
Corporation, Education Revenue
(Uplift Education)	5.13	12/1/42	3,000,000		3,287,520
Texas Transportation Commission,
Central Texas Turnpike System
First Tier Revenue	5.00	8/15/41	2,500,000	[b]	2,772,225
Texas Transportation Commission,
Central Texas Turnpike System
Second Tier Revenue	5.00	8/15/42	1,500,000	[b]	1,652,010

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia—7.5%
Lexington Industrial Development
Authority, Residential Care
Facilities Mortgage Revenue
(Kendal at Lexington)	5.50	1/1/37	5,400,000		5,528,790
Virginia Small Business Financing
Authority, Senior Lien Revenue
(95 Express Lanes LLC Project)	5.00	1/1/40	7,640,000	[b]	8,178,085
Virginia Small Business Financing
Authority, Senior Lien Revenue
(Elizabeth River Crossing
Opco, LLC Project)	5.50	1/1/42	5,000,000	[b]	5,496,300
Washington—2.2%
Washington Health Care Facilities
Authority, Revenue (Providence
Health and Services)	5.00	10/1/42	5,000,000		5,559,650
Wisconsin—9.4%
Public Finance Agency of
Wisconsin, Senior Airport
Facilities Revenue (Transportation
Infrastructure Properties, LLC
Obligated Group)	5.00	7/1/42	5,000,000	[b]	5,297,600
Public Finance Authority of
Wisconsin, Senior Living
Revenue (Rose Villa Project)	4.50	11/15/20	1,500,000		1,517,610
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.25	4/15/35	5,000,000		5,620,150
Wisconsin Health and Educational
Facilities Authority, Revenue
(Beaver Dam Community
Hospitals, Inc.)	5.25	8/15/34	5,700,000		6,175,437
Wisconsin Health and Educational
Facilities Authority, Revenue
(Sauk-Prairie Memorial
Hospital, Inc. Project)	5.38	2/1/48	5,000,000		5,224,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—2.1%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/43	3,000,000	3,477,840
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/35	1,750,000	1,763,475

Total Investments (cost $334,265,421)			142.4%	362,583,415
Liabilities, Less Cash and Receivables			(13.0%)	(32,998,090)
VMTPS, at liquidation value			(29.4%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	254,585,325

VMTPS—Variable Rate Municipal Term Preferred Shares

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b At February 28, 2015, the fund had $120,634,536 or 47.4% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $72,435,013 or 28.5% of net assets applicable to Common Shareholders.
d Collateral for floating rate borrowings.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Transportation Services	47.4	Utility-Electric	4.5
Health Care	21.1	Special Tax	4.2
Education	13.3	Industrial Development	3.2
Hospital	10.6	Pollution Control	3.2
Utility-Water and Sewer	9.1	Utility-Gas	2.4
Industrial	8.8	City	1.2
Tobacco	6.9	Asset-Backed	.7
Retirement	5.8		142.4

†	Based on net assets applicable to Common Shareholders.

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	334,265,421	362,583,415
Cash		2,312,319
Interest receivable		4,179,096
Deferred VMTPS offering costs—Note 1(f)		431,289
Prepaid expenses		4,956
		369,511,075
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		195,461
Payable for floating rate notes issued—Note 3		36,805,000
Payable for investment securities purchased		1,507,860
Dividends payable to Common Shareholders		1,148,874
Interest and expense payable related
to floating rate notes issued—Note 3		99,341
Interest expense payable on VMTPS—Note 1(f)		73,069
Accrued expenses		96,145
		39,925,750
VMTPS, $.001 par value per share (750 shares issued and
outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Shareholders ($)		254,585,325
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(18,381,981 shares issued and outstanding)		18,382
Paid-in capital		262,601,671
Accumulated undistributed investment income—net		1,261,790
Accumulated net realized gain (loss) on investments		(37,614,512)
Accumulated net unrealized appreciation
(depreciation) on investments		28,317,994
Net Assets Applicable to Common Shareholders ($)		254,585,325
Shares Outstanding (250 million shares authorized)		18,381,981
Net Asset Value, per share of Common Stock ($)		13.85

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended February 28, 2015

Investment Income ($):
Interest Income	17,457,770
Expenses:
Management fee—Note 2(a)	2,321,769
VMTPS interest expense and fees—Note 1(f)	974,178
Interest and expense related to floating rate notes issued—Note 3	349,730
Amortization of VMTPS offering costs—Note 1(f)	117,117
Professional fees	87,449
Directors’ fees and expenses—Note 2(c)	72,831
Registration fees	32,544
Custodian fees—Note 2(b)	23,836
Redemption and paying agent fees—Note 2(b)	11,875
Shareholders’ report	10,969
Shareholder servicing costs	9,665
Miscellaneous	82,744
Total Expenses	4,094,707
Investment Income—Net	13,363,063
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(10,667,767)
Net unrealized appreciation (depreciation) on investments	37,357,549
Net Realized and Unrealized Gain (Loss) on Investments	26,689,782
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	40,052,845

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended February 28, 2015

Cash Flows from Operating Activities ($):
Interest received	17,759,421
Operating expenses paid	(2,602,634)
Purchases of long-term portfolio securities	(41,963,056)
Net sales of short-term portfolio securities	2,500,000
Proceeds from sales of long-term portfolio securities	40,999,068
Net Cash Provided by Operating Activities		16,692,799
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(13,786,485)
VMTPS interest expense paid	(975,000)
Interest and expense related
to floating rate notes issued paid	(344,440)
Net Cash Used in Financing Activities		(15,105,925)
Increase in cash		1,586,874
Cash at beginning of period		725,445
Cash at end of period		2,312,319
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		40,052,845
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to
net cash provided by operating activities ($):
Decrease in investments in securities, at cost		11,846,927
Decrease in receivable for investment securities sold		883,992
Decrease in payable for investment securities purchased		(527,140)
Increase in interest receivable		(68,804)
Decrease in accrued expenses		(13,188)
Decrease in prepaid expenses		50,929
Increase in Due to The Dreyfus Corporation and affiliates		13,307
Interest and expense related to floating rate notes issued		349,730
VMTPS interest expense and fees		974,178
Amortization of VMTPS offering costs		117,117
Net unrealized appreciation on investments		(37,357,549)
Net amortization of premiums on investments		370,455
Net Cash Provided by Operating Activities		16,692,799
See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28,
	2015	2014 [a]
Operations ($):
Investment income—net	13,363,063	10,861,789
Net realized gain (loss) on investments	(10,667,767)	(27,082,904)
Net unrealized appreciation
(depreciation) on investments	37,357,549	(9,039,555)
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations	40,052,845	(25,260,670)
Dividends to Common Shareholders from ($)
Investment income—net	(13,786,485)	(9,190,990)
Capital Stock Transactions ($):
Net proceeds from shares of Common Stock sold	—	263,221,875
Offering costs charged to paid-in capital	—	(551,250)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	—	262,670,625
Total Increase (Decrease) in Net Assets
Applicable to Common Shareholders	26,266,360	228,218,965
Net Assets Applicable to
Common Shareholders ($):
Beginning of Period	228,318,965	100,000
End of Period	254,585,325	228,318,965
Undistributed investment income—net	1,261,790	1,655,413
Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a result of Common Shares sold	—	18,381,981

a From April 26, 2013 (commencement of operations) to February 28, 2014.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

	Year Ended February 28,
	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.42	14.33	[b]
Investment Operations:
Investment income—net[c]	.73	.60
Net realized and unrealized
gain (loss) on investments	1.45	(1.98)
Total from Investment Operations	2.18	(1.38)
Distributions to Common Shareholders:
Dividends from investment income—net	(.75)	(.50)
Offering costs charged to paid-in capital	—	(.03)
Net asset value, end of period	13.85	12.42
Market value, end of period	12.80	11.29
Total Return (%)[d]	20.69	(21.13)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.65	[f]
Ratio of net expenses to average net assets	1.67	1.65	[f]
Ratio of interest and expense related
to floating rate notes issued and VMTPS
interest expense and fees to average net assets	.54	.52	[f]
Ratio of net investment income to average net assets	5.45	5.83	[f]
Portfolio Turnover Rate	12.81	70.72	[e]
Asset coverage of VMTPS, end of period	439	404
Net Assets Applicable to Common Shareholders,
end of period ($ x 1,000)	254,585	228,319
VMTPS outstanding, end of period ($ x 1,000)	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	36,805	36,805

a From April 26, 2013 (commencement of operations) to February 28, 2014.
b Reflects a deduction of $.675 per share sales load from the initial offering price of $15.00 per share.
c Based on average common shares outstanding.
d Calculated based on market value.
e Not annualized.
f Annualized.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of VMTPS, with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of July 29, 2018, which are not registered under the Act. The fund is subject to a Redemption and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, with respect to the VMTPS.

The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of VMTPS at liquidation value.Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund. In addition, the VMTPS have a mandatory redemption date of July 29, 2018. The fund will have the right to request that the holders of 100% of the aggregate outstanding amount of the VMTPS, in their sole and absolute discretion, extend the term of the Term Redemption Date for an additional 364 day period.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	362,583,415	—	362,583,415
Liabilities ($)
Floating Rate Notes††	—	(36,805,000)	—	(36,805,000)
VMTPS	—	(75,000,000)	—	(75,000,000)

†	See Statement of Investments for additional detailed categorizations.
††	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, unless such Common Shareholder elects to receive cash as provided below, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, Computershare Inc. (“Computershare”), the fund’s transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On February 3, 2015, the Board declared a cash dividend of $.0625 per share from investment income-net, payable on March 2, 2015 to Common Shareholders of record as of the close of business on February 19, 2015.

(d) Dividends to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of the (a)

Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of 1.25% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of .02% on February 26, 2015. The dividend rate as of February 28, 2015 for the VMTPS was 1.27%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended February 28, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,414,386, accumulated capital losses $37,743,252 and unrealized appreciation $28,446,734.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

realized subsequent to February 28, 2015.The fund has $30,992,442 of short-term capital losses and $6,750,810 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2015 and February 28, 2014 were as follows: tax-exempt income $13,783,552 and $9,190,990, and ordinary income $2,933 and $0, respectively.

During the period ended February 28, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, dividend reclassification and nondeductible VMTPS offering costs, the fund increased accumulated undistributed investment income-net by $29,799, increased accumulated net realized gain (loss) on investments by $83,595 and decreased paid-in capital by $113,394. Net assets and net asset value per share were not affected by this reclassification.

(f) VMTPS: In the fund’s Statement of Assets and Liabilities,VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of July 29, 2018. Dividends paid to VMTPS are treated as interest expense and recorded as incurred. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been deferred and are being amortized into expense over the life of the VMTPS.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Dreyfus pays Standish a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon, a wholly-owned subsidiary of Dreyfus, under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets and transaction activity. During the period ended February 28, 2015, the fund was charged $23,836 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS for the fund. During the period ended February 28, 2015, the fund was charged $11,875 for the services provided by the Redemption and Paying Agent.

During the period ended February 28, 2015, the fund was charged $6,518 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $183,639, custodian fees $6,300, Redemption and Paying Agent fees $4,375 and Chief Compliance Officer fees $1,147.

(c) Each Board member also serves as a board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2015, amounted to $41,435,916 and $40,115,076, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the”Trust”).The Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”).A residual interest tax-exempt security is also created by the Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Trust, after payment of interest on the other securities and various expenses of the Trust. An inverse floater security may also be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a nonrecourse or recourse basis.These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates.When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Trust.A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, the fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2015, was approximately $36,805,000, with a related weighted average annualized interest rate of .95%.

VMTPS: The average amount of borrowings outstanding for the VMTPS during the period ended February 28, 2015, was $75,000,000, with a related weighted average annualized interest rate of 1.30%.

At February 28, 2015, the cost of investments for federal income tax purposes was $297,331,681; accordingly, accumulated net unrealized appreciation on investments was $28,446,734, consisting of $29,672,924 gross unrealized appreciation and $1,226,190 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Municipal Bond Infrastructure Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Infrastructure Fund, Inc., including the statement of investments, as of February 28, 2015, and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 26, 2013 (commencement of operations) to February 28, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Infrastructure Fund, Inc. at February 28, 2015, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 26, 2013 to February 28, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 28, 2015

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund’s Dividend Reinvestment Plan (the “Plan”) is commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Inc. as agent (the “Plan Agent”). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date.The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

The Fund 33

ADDITIONAL INFORMATION (Unaudited) (continued)

Participants in the Plan may withdraw from the Plan at any time upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share in brokerage commissions.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Purchases and/or sales are usually made through a broker affiliated with the Plan Agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund.All correspondence concerning the Plan should be directed to the Plan Agent by calling 1-855-866-0953, or writing P.O. Box 43006, Providence, RI 02940-3006.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Tax Matters.”

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund has issued VMTPS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds.The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of

The Fund 35

ADDITIONAL INFORMATION (Unaudited) (continued)

these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended February 28, 2015, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

Shareholders should take note of the following information about certain risks of investing in the fund.

  Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal secu- rities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock.A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

  Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.When interest rates fall, the values of already-issued fixed-income securities generally rise.
  However, when interest rates fall, the fund’s investments in new secu- rities may be at lower yields and may reduce the fund’s income.The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks asso-

The Fund 37

ADDITIONAL INFORMATION (Unaudited) (continued)

ciated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

  Liquidity risk. When there is little or no active trading market for spe- cific types of securities, it can become more difficult to sell the secu- rities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other secu- rities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended February 28, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $2,933 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (2013)
Current term expires in 2016
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 147

———————
Nathan Leventhal (72)
Board Member (2013)
Current term expires in 2016
Principal Occupation During Past 5Years:
• President Emeritus of Lincoln Center for the Performing Arts (2001-present)
• Chairman of the Avery Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52

———————
Robin A. Melvin (51)
Board Member (2014)
Current term expires in 2016
Principal Occupation During Past 5Years:
• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; Board Member since 2013)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 115

Roslyn M.Watson (65)
Board Member (2014)
Current term expires in 2015
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (2013)
Current term expires in 2017
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)
Current term expires in 2016
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 38
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.
———————
Gordon J. Davis (73)
Board Member (2013)
Current term expires in 2015
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-2014)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)
No. of Portfolios for which Board Member Serves: 63
Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————
Isabel P. Dunst (68)
Board Member (2014)
Current term expires in 2017
Principal Occupation During Past 5 Years:
• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)
No. of Portfolios for which Board Member Serves: 38
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork,
NewYork 10166
Whitney I. Gerard, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since December 2012.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 147 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2012.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since December 2012.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2012.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2012.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2012.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2012.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2012.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2012.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2012.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2012.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2012.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2012.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2012.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2012.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 172 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 45

NOTES

The Fund 47

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 49

For More Information

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,848 in 2014 and $34,694 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2014 and $8,195 in 2015.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,799 in 2014 and $3,796 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $100 in 2015. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $51,656,532 in 2014 and $23,444,656 in 2015.

(h) Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

Joseph S. DiMartino

Nathan Leventhal

Robin A. Melvin

Roslyn L. Watson

Benaree Pratt Wiley

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Summary of the Proxy Voting Policy, Procedures and Guidelines of the Fund.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of February 28, 2015;

As of February 28, 2015, Christine Todd, Jeffrey Burger, Daniel Rabasco and Thomas Casey of Standish Mellon Asset Management LLC (“Standish”), an affiliate of The Dreyfus Corporation, are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)   (2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Christine Todd	3	$1.3B	2	$464M	195	$4.4B
Jeffrey Burger	11	$4.8B	1	$269M	303	$848M
Daniel Rabasco	9	$5.1B	5	$1.3B	11	$1.82B
Thomas Casey	11	$5.7B	N/A	N/A	229	$1.91B

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of the management of Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

(a)(3) Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Christine Todd	Dreyfus Municipal Bond Infrastructure Fund, Inc.	$50,001 - $100,000
Jeffrey Burger	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None
Daniel Rabasco	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None
Thomas Casey	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    April 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    April 20, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    April 20, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)